Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

dated as of July 31, 2014

among

ECLIPSE RESOURCES I, LP,

as Borrower,

BANK OF MONTREAL,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

and

the Lenders Party Hereto

BMO CAPITAL MARKETS CORP.

Lead Arranger and Sole Bookrunner

[THIRD AMENDMENT TO CREDIT AGREEMENT]

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of July 31, 2014, is among: ECLIPSE RESOURCES I, LP, a Delaware limited partnership, the Lenders party hereto, and BANK OF MONTREAL, as Administrative Agent.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of February 18, 2014 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Administrative Agent and the Majority Lenders amend, and the Administrative Agent and the Majority Lenders have agreed to amend, the Credit Agreement as herein set forth.

C. Now, therefore, to induce the Administrative Agent and the Majority Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

2. Amendments to the Credit Agreement.

(a) Amendment to Section 1.02 of the Credit Agreement. Section 1.02 of the Credit Agreement is hereby amended by (i) restating the defined term “Agreement” in its entirety and (ii) adding the defined term “Ultimate Parent”, in appropriate alphabetical order, in each case to read as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of April 10, 2014, that certain Second Amendment to Credit Agreement dated as of April 24, 2010, that certain Third Amendment to Credit Agreement dated as of July 31, 2014, and as the same may be further amended, restated, supplemented, or modified from time to time.

“Ultimate Parent” means Eclipse Resources Corporation, a Delaware corporation.

(b) Amendment to Section 9.01(b) of the Credit Agreement. Section 9.01(b)(i) of the Credit Agreement is hereby restated in its entirety to read as follows:

(i) (A) consolidated current assets (excluding non-cash assets under ASC 815) plus (without duplication) (B) the unused amount of the total Commitments

1	[THIRD AMENDMENT TO CREDIT AGREEMENT]

(but only to the extent that the Borrower is permitted to borrow such amount under the terms of this Agreement, including, without limitation, Section 6.02 hereof) plus (without duplication) (C) the aggregate amount of unrestricted cash and Cash Equivalents of Ultimate Parent that have been deposited in a deposit account pursuant to which the Administrative Agent has been granted a perfected security interest pursuant to documentation in form and substance satisfactory to the Administrative Agent

(c) Amendment to Section 9.02(f) of the Credit Agreement. Section 9.02(f) of the Credit Agreement is hereby amended by replacing the phrase “required by Governmental Requirements” with the phrase “incurred in the ordinary course of business”.

(d) Amendment to Section 9.05 of the Credit Agreement. Section 9.05 of the Credit Agreement is hereby restated in its entirety to read as follows:

Section 9.05 Investments, Loans and Advances. The Borrower will not, and will not permit any Restricted Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

(a) Investments as of the Effective Date which are disclosed to the Lenders in Schedule 9.05;

(b) accounts receivable arising in the ordinary course of business, or any receivable or discount that the Borrower or any Restricted Subsidiary is permitted to sell or make under Section 9.10;

(c) direct obligations of (or obligations guaranteed by) (i) the United States or any state or commonwealth of the United States or (ii) any agency, political subdivision, or public instrumentality of any of the foregoing which, at the time of acquisition, having a debt rating of at least A- (or then equivalent rating) from S&P or A3 (or then equivalent rating) from Moody’s, in each case maturing within one year from the date of acquisition thereof;

(d) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided, that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than one year from the date of acquisition thereof;

(e) commercial paper maturing within one year from the date of acquisition thereof having one of the two highest ratings obtainable by S&P or Moody’s;

(f) deposits, including certificates of deposit, demand deposits, eurodollar time deposits, bankers acceptances and overnight bank

2	[THIRD AMENDMENT TO CREDIT AGREEMENT]

deposits, maturing within one year from the date of acquisition thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively;

(g) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (c), (d) and (f) above entered into with any financial institution meeting the qualifications specified in clause (f) above;

(h) deposits in money market funds investing at least 95% in Investments described in clauses (c) through (g) above;

(i) Investments (i) made by the Borrower in or to any Guarantors or (ii) made by Restricted Subsidiary in or to the Borrower or any other Guarantor;

(j) Investments consisting of Swap Agreements to the extent permitted by Section 9.18;

(k) Investments in Unrestricted Subsidiaries, provided that (i) no Default, or Event of Default then exists or would result therefrom, (ii) the aggregate outstanding amount (i.e. the amount of such Investments (valued at the time made) less the aggregate amount of cash payments received after the Effective Date by the Borrower or its Restricted Subsidiaries in respect of returns of capital associated with such Investments) does not exceed the greater of (A) $10,000,000 and (B) ten percent (10%) of the Borrowing Base then in effect, and (iii) the Total Commitments Utilization Percentage is less than 80% immediately before and immediately after giving effect to such Investment;

(l) loans or advances to employees of the Borrower or any Restricted Subsidiary made in the ordinary course of business of the Borrower or such Restricted Subsidiary in an aggregate principal amount not to exceed at any one time outstanding the greater of (i) $500,000 and (ii) two and one-half percent (2.5%) of the Borrowing Base then in effect; and

(m) other Investments in an aggregate outstanding amount (i.e. the amount of such Investments (valued at the time made) less the aggregate amount of cash payments received after the Effective Date by the Borrower or its Restricted Subsidiaries in respect of returns of capital associated with such Investments) not to exceed at any time the greater of

3	[THIRD AMENDMENT TO CREDIT AGREEMENT]

(i) $10,000,000 and (ii) ten percent (10%) of the Borrowing Base then in effect.

3. Conditions Precedent. This Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(i) The Administrative Agent shall have received from the Majority Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(ii) No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

4. Miscellaneous.

(a) Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment.

(b) Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:

(i) acknowledges the terms of this Amendment,

(ii) ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and

(iii) represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (i) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

(c) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., ..pdf) shall be effective as delivery of a manually executed counterpart hereof.

4	[THIRD AMENDMENT TO CREDIT AGREEMENT]

(d) NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of one counsel to the Administrative Agent.

(g) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns.

(i) Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

5	[THIRD AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

ECLIPSE RESOURCES I, LP

By:	/s/ Matthew R. DeNezza
Name:	Matthew R. DeNezza
Title:	EVP & CFO

GUARANTORS:

ECLIPSE RESOURCES CORPORATION

By:	/s/ Matthew R. DeNezza
Name:	Matthew R. DeNezza
Title:	EVP & CFO

ECLIPSE RESOURCES—OHIO, LLC

By:	/s/ Matthew R. DeNezza
Name:	Matthew R. DeNezza
Title:	EVP & CFO

BUCKEYE MINERALS & ROYALTIES, LLC

By:	/s/ Matthew R. DeNezza
Name:	Matthew R. DeNezza
Title:	EVP & CFO

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF MONTREAL, as Administrative Agent and as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and as Lender

By:	/s/ Sherrie I. Manson
Name:	Sherrie I. Manson
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ashwin Ramakrishna
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]